UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 13, 2025
__________________________
BLACKLINE, INC.
(Exact name of registrant as specified in its charter)
__________________________

Delaware	001-37924	46-3354276
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
21300 Victory Boulevard, 12th Floor
Woodland Hills, California 91367
(Address of principal executive offices) (Zip Code)
(818) 223-9008
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	BL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 13, 2025, the Board of Directors (the “Board”) of BlackLine, Inc. (the “Company”) appointed Saranga “Sam” Balaji to serve as a member of the Board, with a term beginning on June 13, 2025. Mr. Balaji will serve in the class of directors whose term expires at the Company’s annual meeting of stockholders to be held in 2027. Mr. Balaji will also join the Technology and Cybersecurity Committee of the Board (the “Technology and Cybersecurity Committee”).

Mr. Balaji spent 28 years at Deloitte, where he held various leadership roles, and most recently served as Global CEO of Deloitte Consulting from 2019 to 2024. Mr. Balaji holds a B.S. in chemical engineering from Annamalai University and a M.S. in computer science and automation from the Indian Institute of Science.

In accordance with the Company’s amended and restated Outside Director Compensation Policy, the terms of which are described in the Company’s proxy statement for its 2025 annual meeting of stockholders, Mr. Balaji is entitled to cash and equity compensation for his service on the Board and the Technology and Cybersecurity Committee. He will also enter into BlackLine’s standard form of indemnification agreement, which has been previously filed with the Securities and Exchange Commission.

There are no family relationships between Mr. Balaji and any director or executive officer of the Company, and Mr. Balaji has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	Press Release issued by BlackLine, Inc., dated June 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKLINE, INC.

Date: June 15, 2025	By:	/s/ Karole Morgan-Prager
Karole Morgan-Prager
Chief Legal and Administrative Officer
2